Exhibit 99.1

The following unaudited pro forma statements represent the December 28, 2002 balance sheet adjusted to reflect the sale of the assets and liabilities of the Automation division to Parker-Hannifin Corporation, Performance Controls, Inc. and Hitachi Medical Corporation as if such sales had taken place on December 28, 2002:

                             MTS SYSTEMS CORPORATION
                           Consolidated Balance Sheets
                      (unaudited - in thousands of dollars)

                                                                         As of December 28, 2002
                                                               ------------------------------------------
                                                                   As         Pro Forma
                                                                 Reported    Adjustments        Pro Forma
                                                               ------------------------------------------
ASSETS

Current Assets:
   Cash and cash equivalents                                    $  53,293      $  14,295   a    $  67,588
   Short-term investments                                          42,394             --           42,394
   Accounts receivable, net of allowances for doubtful accounts    65,593         (4,281)  b       61,312
   Unbilled contracts and retainage receivable                     35,218             --           35,218
   Inventories                                                     39,771         (6,325)  b       33,446
   Prepaid expense                                                  6,664           (113)  b        6,551
   Current deferred tax asset                                       9,068             --            9,068
                                                                ---------      ---------        ---------
     Total current assets                                         252,001          3,576          255,577
                                                                ---------      ---------        ---------

Property and Equipment:
   Land                                                             3,247             --            3,247
   Buildings and improvements                                      46,952         (1,553)  b       45,399
   Machinery and equipment                                         88,467         (7,159)  b       81,308
   Accumulated depreciation                                       (79,598)         6,153   b      (73,445)
                                                                ---------      ---------        ---------
     Total property and equipment, net                             59,068         (2,559)          56,509
                                                                ---------      ---------        ---------

 Goodwill                                                           4,304             --            4,304
 Other assets                                                       3,943           (678)  b        3,265
 Non-current deferred tax asset                                     1,611             --            1,611
                                                                ---------      ---------        ---------
 Total Assets                                                   $ 320,927      $     339        $ 321,266
                                                                =========      =========        =========

LIABILITIES AND SHAREHOLDERS' INVESTMENT

Current Liabilities:
   Notes payable to banks                                       $     618      $      --        $     618
   Current maturities of long-term debt                             6,052             --            6,052
   Accounts payable                                                11,738         (1,281)   b      10,457
   Accrued payroll-related costs                                   29,621           (498)   b      29,123
   Advance payments from customers                                 35,953             --           35,953
   Accrued warranty costs                                           5,718           (522)   b       5,196
   Accrued income taxes                                             8,744            839   b,c      9,583
   Other accrued liabilities                                        9,835          3,000  b,d,e    12,835
                                                                ---------      ---------        ---------
     Total current liabilities                                    108,279          1,538          109,817
                                                                ---------      ---------        ---------

Deferred income taxes                                               1,714           (114)   b       1,600
Long-term debt, less current maturities                            42,996             --           42,996
Other long-term liabilities                                           576             --              576
                                                                ---------      ---------        ---------
Total Liabilities                                                 153,565          1,424          154,989
                                                                ---------      ---------        ---------

Shareholders' Investment:
   Common stock                                                     5,283             --            5,283
   Additional paid-in capital                                       9,073             --            9,073
   Retained earnings                                              150,957         (1,297)  c,f    149,660
   Accumulated other comprehensive income                           2,049            212    g       2,261
                                                                ---------      ---------        ---------
     Total shareholders' investment                               167,362         (1,085)         166,277

                                                                ---------      ---------        ---------
Total Liabilities and Shareholders' Investment                  $ 320,927      $     339        $ 321,266
                                                                =========      =========        =========

                                                                    Exhibit 99.1


Pro forma adjustments to reflect the sale of the Automation division to Parker-Hannifin Corporation, Performance Controls, Inc. and Hitachi Medical Corporation. Amounts referenced include the following:

         a. Cash proceeds from sale of Automation division including $11.75 million from the Parker-Hannifin Corporation transaction and $3.36 million from the Performance Controls, Inc. and Hitachi Medical Corporation transactions, net of aggregate purchase price adjustments of $0.81 million at December 28, 2002.

         b. Assets sold to and liabilities assumed by Parker-Hannifin Corporation, Performance Controls, Inc. and Hitachi Medical Corporation under the purchase agreements.

         c. The Company will realize a $0.9 million tax benefit on the loss of the sale of Automation division.

         d. Accrual for $0.6 million for future rent obligations at the Montgomeryville, PA leased facility, net of estimated sublease payments.

         e. Transaction related expenses aggregated $2.4 million including fees for investment bankers, professional service providers, and other one-time incremental transaction costs.

         f. Loss on sale of Automation division assuming the transactions occurred on December 28, 2002.

         g. Charge-off of cumulative translation adjustment related to sale of foreign Automation division operations to Parker-Hannifin Corporation.

                                                                    Exhibit 99.1


The following pro forma and unaudited statement of operations for the twelve months ended September 28, 2002; represent the results of operations as if the sales to Parker-Hannifin Corporation, Performance Controls, Inc. and Hitachi Medical Corporation occurred on September 30, 2001:


                             MTS SYSTEMS CORPORATION
                        Consolidated Statements of Income
          (unaudited - in thousands of dollars, except per share data)

                                                                          Twelve Months Ended September 28, 2002
                                                                        -----------------------------------------
                                                                           As           Pro Forma
                                                                         Reported      Adjustments     Pro Forma
                                                                        -----------------------------------------
Revenue                                                                 $ 355,871        (28,686)  a    $ 327,185
Cost of sales                                                             226,856        (25,494)  a      201,362
                                                                        ---------      ---------        ---------
  Gross profit                                                            129,015         (3,192)         125,823
                                                                        ---------      ---------        ---------

Operating expenses:
  Selling                                                                  53,096         (2,627)  a       50,469
  General and administrative                                               32,098         (3,523)  a       28,575
  Research and development                                                 18,990         (3,499)  a       15,491
                                                                        ---------      ---------        ---------
     Total operating expenses                                             104,184         (9,649)          94,535

                                                                        ---------      ---------        ---------
Income from operations                                                     24,831          6,457           31,288
                                                                        ---------      ---------        ---------

Interest expense                                                            4,343           (140)           4,203
Interest income                                                            (1,145)           (56)          (1,201)
Gain on sale of investment                                                 (2,630)            --           (2,630)
Other expense (income), net                                                (1,659)          (308)          (1,967)
                                                                        ---------      ---------        ---------

Income before income taxes and cumulative effect of accounting change      25,922          6,961           32,883
Provision for income taxes                                                  7,919          2,694   b       10,613
                                                                        ---------      ---------        ---------
Income before cumulative effect of accounting change                       18,003          4,267           22,270
Cumulative effect of accounting change, net of taxes                      (13,721)         9,198   c       (4,523)
                                                                        ---------      ---------        ---------
     Net income                                                         $   4,282      $  13,465        $  17,747
                                                                        =========      =========        =========

Earnings per share before cummulative effect of accounting change:
  Basic                                                                 $    0.85      $    0.20        $    1.05
                                                                        =========      =========        =========
  Diluted                                                               $    0.84      $    0.20        $    1.04
                                                                        =========      =========        =========

Weighted average number of common shares outstanding - basic               21,100         21,100           21,100
                                                                        =========      =========        =========
Weighted average number of common shares outstanding - diluted             21,433         21,433           21,433
                                                                        =========      =========        =========


                                                                    Exhibit 99.1


Pro forma adjustments to reflect the sale of the Automation division to Parker-Hannifin Corporation, Performance Controls, Inc. and Hitachi Medical
Corporation:

         a. Elimination of operating results of the Automation division, net of inter-company management fee charges of $1.1 million included in general and administrative expenses. Interest expense does not include the allocation of interest on corporate debt.

         b.       Tax benefit on loss of Automation division.

         c. Write-off of goodwill of the Automation division, upon the adoption of SFAS No. 142, "Goodwill and Other Intangible Assets."

                                                                    Exhibit 99.1


The following unaudited pro forma statement of operations for the three months ended December 28, 2002, represents the results as if the sales to Parker-Hannifin Corporation, Performance Controls, Inc. and Hitachi Medical Corporation occurred on September 30, 2001:

                             MTS SYSTEMS CORPORATION
                        Consolidated Statements of Income
          (unaudited - in thousands of dollars, except per share data)

                                                                      Three Months Ended December 28, 2002
                                                                   -----------------------------------------
                                                                       As        Pro Forma
                                                                    Reported    Adjustments        Pro Forma
                                                                   -----------------------------------------
Revenue                                                            $  91,261      $  (6,822)  a    $  84,439
Cost of sales                                                         58,095         (4,961)  a       53,134
                                                                   ---------      ---------        ---------
  Gross profit                                                        33,166         (1,861)          31,305
                                                                   ---------      ---------        ---------

Operating expenses:
  Selling                                                             13,168           (634)  a       12,534
  General and administrative                                           6,920           (770)  a        6,150
  Research and development                                             4,286           (706)  a        3,580
                                                                   ---------      ---------        ---------
     Total operating expenses                                         24,374         (2,110)          22,264

                                                                   ---------      ---------        ---------
Income from operations                                                 8,792            249            9,041
                                                                   ---------      ---------        ---------

Interest expense                                                       1,127            (83)           1,044
Interest income                                                         (491)             5             (486)
Other expense (income), net                                               18             (2)              16
                                                                   ---------      ---------        ---------
Income before income taxes                                             8,138            329            8,467
Provision for income taxes                                             2,767            126   b         2,893
                                                                   ---------      ---------        ---------
     Net income                                                    $   5,371      $     203        $   5,574
                                                                   =========      =========        =========
Earnings per share:
  Basic                                                            $    0.25      $    0.01        $    0.26
                                                                   =========      =========        =========
  Diluted                                                          $    0.25      $    0.01        $    0.26
                                                                   =========      =========        =========

Weighted average number of common shares outstanding - basic          21,132         21,132           21,132
                                                                   =========      =========        =========
Weighted average number of common shares outstanding - diluted        21,355         21,355           21,355
                                                                   =========      =========        =========

                                                                    Exhibit 99.1


Pro forma adjustments to reflect the sale of the Automation division to Parker-Hannifin Corporation, Performance Controls, Inc. and Hitachi Medical
Corporation:

         a. Elimination of operating results of the Automation division, net of inter-company management fee charges of $0.3 million included in general and administrative expenses. Interest expense does not include the allocation of interest on corporate debt.

         b.       Tax benefit on loss of Automation division.